UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2021

TELENAV, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34720	77-0521800
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4655 Great America Parkway, Suite 300

Santa Clara, California 95054

(Address of principal executive offices, including zip code)

(408) 245-3800

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 Par Value per Share	TNAV	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion of the transactions contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 2, 2020 (as amended December 17, 2020), by and among Telenav, Inc., a Delaware corporation (“Telenav”), V99, Inc., a Delaware corporation (“V99”) and Telenav99, Inc., a Delaware corporation and a wholly owned subsidiary of V99 (“Merger Sub”). On February 17, 2021, pursuant to the Merger Agreement, Merger Sub merged with and into Telenav, with Telenav continuing as the surviving entity and a wholly owned subsidiary of V99 (the “Merger”). Capitalized terms used but not otherwise defined herein have the meaning set forth in the Merger Agreement.

Item 2.01	Completion of Acquisition or Disposition of Assets

As a result of the Merger, Telenav became a wholly owned subsidiary of V99 and each issued and outstanding share of Telenav common stock, par value $0.001 per share, outstanding as of immediately prior to the Effective Time (other than Cancelled Shares) was cancelled and automatically converted into the right to receive $4.80 in cash, without interest thereon (the “Merger Consideration”).

Additionally, at the Effective Time, each:

(x)	Stock Option that was outstanding and unexercised as of immediately prior to the Effective Time was cancelled and terminated at the Effective Time for no consideration;

(y)

Company RSU Award (or portion thereof) that was outstanding and vested as of immediately prior to the Effective Time but which had not settled into shares of Company Common Stock was cancelled and converted into the right to receive an amount in cash, without interest, equal to the Merger Consideration for each share of Common Stock otherwise deliverable in settlement of such vested Company RSU Award (or portion thereof), less any taxes required to be withheld; and

(z)

Company RSU Award (or portion thereof) that was unvested, outstanding and unsettled immediately prior to the Effective Time was cancelled and converted into the unfunded, unsecured right to receive an amount in cash, without interest, equal to the Merger Consideration (less any taxes required to be withheld), subject to the holder’s satisfaction of any time-based vesting terms (including any accelerated vesting in connection with a termination of service) that applied with respect to the underlying Company RSU Award immediately prior to the Effective Time.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to (i) the other items of this Current Report on Form 8-K and (ii) the Merger Agreement, which is filed herewith as Exhibit 2.1 and is incorporated by reference herein.

ITEM 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth under Item 2.01 is incorporated herein by reference.

In connection with the closing of the Merger, Telenav notified the NASDAQ Global Market (“NASDAQ”) on February 17, 2021 that each outstanding share of Telenav common stock (except as described in Item 2.01 hereof) was converted pursuant to the Merger Agreement as described under Item 2.01, and Telenav requested that NASDAQ file a Form 25 with the Securities and Exchange Commission (the “SEC”) to remove the Telenav common stock from listing on NASDAQ and deregister the NASDAQ common stock pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended.

ITEM 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 2.01 and Item 3.01is incorporated herein by reference.

Pursuant to the Merger Agreement and in connection with the consummation of the Merger, each outstanding share of Telenav common stock (except as described in Item 2.01 hereof) was converted into the right to receive the Merger Consideration.

ITEM 5.01	Changes in Control of Registrant.

The information set forth under Item 2.01, Item 3.01 and Item 5.02 is incorporated herein by reference.

As a result of the Merger, a change in control of Telenav occurred, and Telenav became a wholly owned subsidiary of V99. The total amount of consideration payable at the closing of the Merger to Telenav’s equityholders in connection with the Merger was approximately $232 million. The funds used by V99 and Merger Sub to consummate the Merger and complete the related transactions came from the proceeds received pursuant to a term loan facility under that certain Credit Agreement (the “Credit Agreement”), dated as of February 17, 2021, by and among Merger Sub, as borrower, the guarantors party thereto, and H.P. Jin and Digital Mobile Venture Limited as lenders. Upon consummation of the Merger, Telenav became the borrower under the Credit Agreement as successor to Merger Sub and certain of Telenav’s subsidiaries became a guarantor thereto.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth under Item 2.01 is incorporated herein by reference.

Effective as of the closing of the Merger, H.P. Jin, who was the sole director of Merger Sub, became the sole director of Telenav. The following persons, who were directors of Telenav immediately prior to the closing of the Merger, are no longer directors of Telenav: Samuel Chen, Doug Miller, Randy Ortiz and Wes Cummins.

The officers of Telenav as of immediately prior to the closing of the Merger remain the officers of Telenav.

Item 8.01	Other Events

On February 17, 2021, Telenav issued a press release announcing the completion of the Merger, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of November 2, 2020 (as amended December 17, 2020) by and among V99, Inc., Telenav99, Inc. and Telenav, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of Telenav, Inc., filed on November 3, 2020 and Exhibit 2.1 to the Current Report on Form 8-K of Telenav, Inc., filed on December 18, 2020).*

99.1	Press Release of Telenav, Inc. dated February 17, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Telenav hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELENAV, INC.

Date: February 17, 2021	By:	/s/ Steve Debenham
	Name:	Steve Debenham
	Title:	Vice President, General Counsel